EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER

Ludwig Kuttner, Chief Executive Officer, and Charles W. Clayton, Chief Financial Officer of Hampshire Group, Limited, each hereby certify that:

1) The Quarterly Report of Hampshire Group, Limited on Form 10-Q for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hampshire Group, Limited.




                                               /s/ Ludwig Kuttner
                                              --------------------------
Date:  November 8, 2005                       Ludwig Kuttner
                                              Chief Executive Officer



                                              /s/ Charles W. Clayton
                                              ---------------------------
Date:  November 8, 2005                       Charles W. Clayton
                                              Chief Financial Officer